UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	January 1, 2015 – June 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|15

Semiannual report

Putnam VT Research Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Looking back on the first half of 2015, we can highlight some transitions in the financial markets. The U.S. economy has rallied from a brief dip during the first quarter, and bond yields have risen on a sustained basis in recent months. Firmer data on employment growth, wage gains, and consumer prices underscore this progress.

The Federal Reserve is monitoring these and other indicators as it considers raising interest rates, an action it has not taken since 2006. Higher interest rates can pose a risk to fixed-income investments, while also having a less direct impact on stocks by adding to business financing costs, among other effects.

Through mid-2015, U.S. stock market averages have continued near record-high levels. Although gains have been modest this year, the U.S. market has been more placid than China’s market, in which a dizzying advance gave way to a sharp pullback in June, and European markets that were caught up in Greece’s debt crisis. Global market conditions, we believe, call for a well-crafted and flexible strategy.

With the possibility that markets could move in different directions from here, it might be a prudent time to consult your financial advisor and determine whether any adjustments or additions to your portfolio are warranted.

In the following pages, your portfolio manager provides a perspective for your consideration. Putnam’s disciplined fundamental research promotes a culture of thinking proactively about risks. We share with Putnam’s managers a deep conviction that an active, research-driven approach can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Performance summary (as of 6/30/15)

Investment objective

Capital appreciation

Net asset value June 30, 2015

Class IA: $20.89		Class IB: $20.87

Total return at net asset value
(as of 6/30/15)*	Class IA shares†	Class IB shares†	S&P 500 Index

6 months	2.13%	2.02%	1.23%

1 year	7.85	7.58	7.42

5 years	130.11	126.98	122.47
Annualized	18.14	17.81	17.34

10 years	106.63	101.56	113.77
Annualized	7.53	7.26	7.89

Life	167.76	157.41	177.16
Annualized	6.06	5.81	6.28

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Recent performance may have benefited from one or more legal settlements.

† Class inception date: September 30, 1998.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Research Fund 1

Report from your fund’s manager

Putnam VT Research Fund outperformed its benchmark, the S&P 500 Index, during the six-month reporting period ended June 30, 2015. How did you achieve this result?

Fund performance benefited from our active research insights across a number of sectors. Bright spots included stock selection in the areas of biotech, financials, and consumer-related stocks. Areas in which fund holdings did not perform up to our expectations included technology and energy stocks.

Earnings growth was strong in the first calendar quarter — at approximately 11% annualized across sectors, excluding energy —and we believe the market generally underappreciated this fact through much of the second quarter. In addition, corporate mergers-and-acquisitions [M&A] activity gave a boost to the fund’s relative results.

What helped drive the pickup in M&A during the period?

Companies generally found themselves being rewarded with higher stock prices as a result of M&A deals, and the potential for such gains may have encouraged more companies to forge new agreements. Historically, we should point out, it is more common to see the stocks of acquiring companies decline in the wake of major acquisition announcements. But these days, the opposite has been happening with some regularity, and this encouraged more bids during the period.

As the U.S. economy continues to improve, an area to watch for an inflation surprise could be in higher wages. What signals are you getting from the labor market today?

Let me start by saying that, in our view, the slow-moving economic upturn is healthy because it means we are not creating too many pressures — particularly inflation pressures — to counteract the economic expansion. It makes for a relatively predictable environment that we believe allows a higher degree of consistent growth and margin expansion.

Having said that, wages are indeed beginning to rise as the economic cycle matures. In the second calendar quarter, we observed some pressure building in this area, and we think it will continue to build over the next 6 to 12 months. A growing number of retail companies have cited higher wages as the driver of lower earnings guidance, for example. This is important data to watch, particularly for the U.S. Federal Reserve, which we think is poised to begin raising the federal funds rate later in 2015. As the labor market continues to tighten, which we expect it will do, wage inflation may continue to gather steam, simply because employers will have to offer workers more money to attract and retain the talent they need to continue growing their businesses. Depending on the magnitude of that pressure, it could have an impact on the speed and extent of tighter monetary policy at the Fed.

What was the impact of derivatives on the fund’s relative performance?

During the period, one strategy that stood out for its positive impact on relative performance involved our use of forward currency contracts. These contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, can be used to hedge against foreign currency weakness, which was pronounced during the period.

What is your outlook for the U.S. economy and stock market?

We think the U.S. recovery will continue in the months ahead, and we believe the slow, extended economic upturn is positive for corporate earnings health, as is today’s robust M&A activity. We do see some risks emerging in the area of wage inflation and the potential for commodity inflation starting roughly in the fourth quarter of 2015, in our view, two underappreciated scenarios that we think could begin to exert downward pressure on corporate margins.

In terms of valuation, we think U.S. stocks — at a price-to-earnings ratio of approximately 17x as of period-end — are a little richly valued. In this context, we have been content to practice our fundamentally focused active management approach. We also believe that the growing differentiation among companies and countries means that a greater dispersion of winners and losers may emerge in the months ahead, particularly as the global interest-rate picture shifts higher.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research at Putnam. He joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Neil P. Desai; Kathryn B. Lakin; Ferat Ongoren; and Walter D. Scully, CPA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2015, to June 30, 2015. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/14*	0.80%	1.05%

Annualized expense ratio for the
six-month period ended 6/30/15	0.80%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

Expense per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/15		for the 6 months ended 6/30/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.01	$5.26	$4.01	$5.26

Ending value
(after expenses)	$1,021.30	$1,020.20	$1,020.83	$1,019.59

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended June 30, 2015. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Research Fund 3

The fund’s portfolio 6/30/15 (Unaudited)

COMMON STOCKS (99.5%)*	Shares	Value

Aerospace and defense (5.0%)
Airbus Group SE (France)	670	$43,472

Bombardier, Inc. Class B (Canada)	96,756	174,300

Embraer SA ADR (Brazil)	65	1,969

General Dynamics Corp.	474	67,161

Honeywell International, Inc.	3,674	374,638

L-3 Communications Holdings, Inc.	6,416	727,446

Northrop Grumman Corp.	4,268	677,033

Raytheon Co.	2,317	221,691

United Technologies Corp.	3,013	334,232

		2,621,942
Airlines (0.7%)
American Airlines Group, Inc.	4,167	166,409

Spirit Airlines, Inc. †	3,443	213,810

		380,219
Auto components (0.4%)
Johnson Controls, Inc.	3,907	193,514

		193,514
Banks (5.9%)
Bank of America Corp.	21,792	370,900

Citigroup, Inc.	11,967	661,057

JPMorgan Chase & Co.	14,520	983,875

Regions Financial Corp.	12,355	127,998

Wells Fargo & Co.	17,349	975,708

		3,119,538
Beverages (0.5%)
Coca-Cola Co. (The)	7,392	289,988

		289,988
Biotechnology (3.6%)
AMAG Pharmaceuticals, Inc. † S	1,023	70,648

Biogen, Inc. †	1,004	405,556

Celgene Corp. †	4,121	476,944

Gilead Sciences, Inc.	7,006	820,262

TESARO, Inc. †	1,866	109,702

		1,883,112
Building products (0.7%)
Allegion PLC (Ireland)	678	40,775

CaesarStone Sdot-Yam, Ltd. (Israel)	1,634	111,994

Fortune Brands Home & Security, Inc.	5,181	237,393

		390,162
Capital markets (3.7%)
AllianceBernstein Holding LP (Partnership shares)	4,611	136,163

Ameriprise Financial, Inc.	1,466	183,147

Bank of New York Mellon Corp. (The)	7,344	308,228

Carlyle Group LP (The)	5,952	167,549

Charles Schwab Corp. (The)	13,115	428,205

Goldman Sachs Group, Inc. (The)	1,777	371,020

Invesco, Ltd.	1,924	72,131

KKR & Co. LP	10,200	233,070

Morgan Stanley	1,867	72,421

		1,971,934
Chemicals (3.3%)
Air Products & Chemicals, Inc.	644	88,119

Axalta Coating Systems, Ltd. †	2,953	97,685

Axiall Corp.	579	20,873

CF Industries Holdings, Inc.	1,965	126,310

Dow Chemical Co. (The)	4,655	238,196

E.I. du Pont de Nemours & Co.	3,379	216,087

Huntsman Corp.	3,083	68,042

Monsanto Co.	1,959	208,810

COMMON STOCKS (99.5%)* cont.	Shares	Value

Chemicals cont.
PPG Industries, Inc.	354	$40,611

Praxair, Inc.	557	66,589

Sherwin-Williams Co. (The)	1,128	310,223

Symrise AG (Germany)	3,704	229,884

Tronox, Ltd. Class A	518	7,578

		1,719,007
Commercial services and supplies (1.0%)
Rollins, Inc.	3,964	113,093

Tyco International PLC	10,799	415,546

		528,639
Communications equipment (0.7%)
Cisco Systems, Inc.	5,314	145,922

QUALCOMM, Inc.	3,405	213,255

		359,177
Construction materials (0.1%)
Cemex SAB de CV ADR (Mexico) †	1,140	10,442

Martin Marietta Materials, Inc.	172	24,340

Vulcan Materials Co.	384	32,229

		67,011
Consumer finance (0.8%)
American Express Co.	1,407	109,352

Capital One Financial Corp.	3,103	272,971

Oportun Financial Corp. (acquired 6/23/15,
cost $24,222) (Private) † ∆∆ F	8,499	21,800

		404,123
Containers and packaging (0.5%)
Packaging Corp. of America	1,178	73,613

Sealed Air Corp.	2,513	129,118

Smurfit Kappa Group PLC (Ireland)	1,588	43,445

		246,176
Diversified consumer services (0.3%)
Bright Horizons Family Solutions, Inc. †	1,752	101,266

Service Corporation International	1,258	37,023

		138,289
Diversified financial services (0.5%)
Berkshire Hathaway, Inc. Class B †	810	110,249

CME Group, Inc.	1,856	172,719

		282,968
Diversified telecommunication services (1.4%)
AT&T, Inc.	6,609	234,752

Level 3 Communications, Inc. †	5,077	267,406

Verizon Communications, Inc.	5,351	249,410

		751,568
Electric utilities (1.2%)
American Electric Power Co., Inc.	1,904	100,855

Edison International	2,945	163,683

Exelon Corp.	7,597	238,698

NextEra Energy, Inc.	1,133	111,068

		614,304
Electronic equipment, instruments, and components (0.4%)
Anixter International, Inc. †	475	30,946

Sophos Group PLC 144A (United Kingdom) †	9,815	36,087

TE Connectivity, Ltd.	2,429	156,185

		223,218
Energy equipment and services (1.0%)
Baker Hughes, Inc.	2,282	140,799

Cameron International Corp. †	866	45,352

Halliburton Co.	1,373	59,135

Schlumberger, Ltd.	3,399	292,960

		538,246
Food and staples retail (2.2%)
Costco Wholesale Corp.	1,710	230,953

CVS Health Corp.	4,184	438,818

Diplomat Pharmacy, Inc. †	1,388	62,113

4 Putnam VT Research Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value

Food and staples retail cont.
Wal-Mart Stores, Inc.	1,962	$139,165

Walgreens Boots Alliance, Inc.	3,401	287,180

		1,158,229
Food products (1.7%)
Hershey Co. (The)	648	57,562

JM Smucker Co. (The)	1,008	109,277

Keurig Green Mountain, Inc.	1,218	93,335

Kraft Foods Group, Inc.	2,361	201,016

Mead Johnson Nutrition Co.	992	89,498

Mondelez International, Inc. Class A	5,875	241,698

Pinnacle Foods, Inc.	1,750	79,695

		872,081
Health-care equipment and supplies (2.2%)
Align Technology, Inc. †	591	37,062

Becton Dickinson and Co.	1,242	175,929

Boston Scientific Corp. †	11,796	208,789

C.R. Bard, Inc.	1,239	211,497

Cooper Cos., Inc. (The)	485	86,315

Medtronic PLC	3,486	258,313

Stryker Corp.	1,810	172,982

Teladoc, Inc. †	103	1,957

		1,152,844
Health-care providers and services (2.6%)
Aetna, Inc.	653	83,231

Anthem, Inc.	1,314	215,680

Cardinal Health, Inc.	2,165	181,102

Cigna Corp.	1,431	231,822

Express Scripts Holding Co. †	1,323	117,668

HCA Holdings, Inc. †	1,310	118,843

McKesson Corp.	980	220,314

Premier, Inc. Class A †	1,670	64,228

Universal Health Services, Inc. Class B	852	121,069

		1,353,957
Health-care technology (0.4%)
Castlight Health, Inc. Class B † S	15,519	126,325

HTG Molecular Diagnostics, Inc. †	514	5,731

Press Ganey Holdings, Inc. †	1,918	54,989

		187,045
Hotels, restaurants, and leisure (1.8%)
Chipotle Mexican Grill, Inc. †	100	60,499

Hilton Worldwide Holdings, Inc. †	5,372	147,999

Penn National Gaming, Inc. †	3,586	65,803

Restaurant Brands International LP
(Units) (Canada)	12	435

Restaurant Brands International, Inc. (Canada)	2,631	100,531

Starbucks Corp.	2,140	114,736

Vail Resorts, Inc.	970	105,924

Wyndham Worldwide Corp.	1,369	112,135

Wynn Resorts, Ltd.	1,136	112,089

Yum! Brands, Inc.	1,679	151,244

		971,395
Household durables (0.4%)
PulteGroup, Inc.	3,052	61,498

Tupperware Brands Corp.	1,135	73,253

Whirlpool Corp.	459	79,430

		214,181
Household products (1.6%)
Edgewell Personal Care Co. ##	589	57,486

Energizer Holdings, Inc. †	1,426	187,590

COMMON STOCKS (99.5%)* cont.	Shares	Value

Household products cont.
Kimberly-Clark Corp.	1,491	$158,001

Procter & Gamble Co. (The)	5,559	434,936

		838,013
Independent power and renewable electricity producers (0.8%)
Calpine Corp. †	7,825	140,772

NextEra Energy Partners LP	1,747	69,216

NRG Energy, Inc.	9,456	216,353

		426,341
Industrial conglomerates (0.7%)
Danaher Corp.	3,870	331,233

Siemens AG (Germany)	407	40,996

		372,229
Insurance (2.6%)
American International Group, Inc.	7,151	442,075

Assured Guaranty, Ltd.	7,906	189,665

Genworth Financial, Inc. Class A †	23,173	175,420

Hartford Financial Services Group, Inc. (The)	6,312	262,390

MetLife, Inc.	1,079	60,413

Prudential PLC (United Kingdom)	10,153	244,478

		1,374,441
Internet and catalog retail (2.4%)
Amazon.com, Inc. †	1,593	691,505

Ctrip.com International, Ltd. ADR (China) †	3,152	228,898

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $30,808) (Private) (Germany) † ∆∆ F	4	27,467

Groupon, Inc. †	5,164	25,975

Priceline Group, Inc. (The) †	273	314,324

		1,288,169
Internet software and services (4.6%)
Alibaba Group Holding, Ltd. ADR (China) † S	2,187	179,924

Equinix, Inc.	337	85,598

Facebook, Inc. Class A †	8,443	724,114

Google, Inc. Class A †	8	4,320

Google, Inc. Class C †	1,939	1,009,269

GrubHub, Inc. †	1,874	63,847

Pandora Media, Inc. †	1,620	25,175

Tencent Holdings, Ltd. (China)	8,350	166,643

Yahoo!, Inc. †	4,814	189,142

		2,448,032
IT Services (1.8%)
Computer Sciences Corp.	408	26,781

Fidelity National Information Services, Inc.	1,488	91,958

MasterCard, Inc. Class A	3,217	300,725

Visa, Inc. Class A S	7,669	514,973

		934,437
Leisure products (0.1%)
Brunswick Corp.	1,285	65,355

		65,355
Life sciences tools and services (0.3%)
Agilent Technologies, Inc.	4,444	171,450

		171,450
Machinery (0.1%)
Manitowoc Co., Inc. (The)	3,733	73,167

		73,167
Media (4.4%)
CBS Corp. Class B (non-voting shares)	1,198	66,489

Comcast Corp. Class A	5,984	359,878

DISH Network Corp. Class A †	3,190	215,995

Liberty Global PLC Ser. C (United Kingdom) †	4,480	226,822

Lions Gate Entertainment Corp.	2,873	106,445

Live Nation Entertainment, Inc. †	4,405	121,093

Putnam VT Research Fund 5

COMMON STOCKS (99.5%)* cont.	Shares	Value

Media cont.
Time Warner Cable, Inc.	2,163	$385,382

Time Warner, Inc.	4,252	371,667

Walt Disney Co. (The)	4,077	465,349

		2,319,120
Metals and mining (0.4%)
Agnico-Eagle Mines, Ltd. (Canada)	344	9,759

Alcoa, Inc.	2,031	22,646

Allegheny Technologies, Inc.	960	28,992

Freeport-McMoRan, Inc. (Indonesia)	1,514	28,191

Hi-Crush Partners LP (Units)	980	30,076

Newmont Mining Corp.	1,644	38,404

Nucor Corp.	1,093	48,169

		206,237
Multi-utilities (0.6%)
PG&E Corp.	3,752	184,223

Sempra Energy	1,263	124,961

		309,184
Multiline retail (0.6%)
Dollar General Corp.	2,119	164,731

Macy’s, Inc.	1,939	130,824

		295,555
Oil, gas, and consumable fuels (6.5%)
Anadarko Petroleum Corp.	6,185	482,801

BG Group PLC (United Kingdom)	11,739	195,424

Cabot Oil & Gas Corp.	1,727	54,470

Concho Resources, Inc. †	134	15,257

CONSOL Energy, Inc. S	839	18,240

Devon Energy Corp.	1,573	93,578

Diamondback Energy, Inc. †	211	15,905

EOG Resources, Inc.	1,764	154,438

Exxon Mobil Corp.	10,212	849,638

Gaztransport Et Technigaz SA (France)	1,560	98,680

Genel Energy PLC (United Kingdom) †	12,503	99,602

Gulfport Energy Corp. †	307	12,357

Marathon Oil Corp.	9,590	254,519

MarkWest Energy Partners LP	2,989	168,520

Pioneer Natural Resources Co.	678	94,032

Plains All American Pipeline LP	903	39,344

Range Resources Corp.	740	36,541

Suncor Energy, Inc. (Canada)	13,026	358,476

Total SA ADR (France)	7,996	393,163

		3,434,985
Personal products (0.9%)
Avon Products, Inc. S	16,931	105,988

Coty, Inc. Class A †	8,748	279,674

Estee Lauder Cos., Inc. (The) Class A	873	75,654

		461,316
Pharmaceuticals (6.5%)
AbbVie, Inc.	6,210	417,250

Allergan PLC †	2,312	701,600

Bristol-Myers Squibb Co.	7,823	520,542

Eli Lilly & Co.	3,551	296,473

Jazz Pharmaceuticals PLC †	405	71,308

Johnson & Johnson	2,646	257,879

Merck & Co., Inc.	5,288	301,046

Mylan NV †	3,649	247,621

Perrigo Co. PLC	1,712	316,429

Pfizer, Inc.	9,046	303,312

		3,433,460

COMMON STOCKS (99.5%)* cont.	Shares	Value

Real estate investment trusts (REITs) (2.8%)
Altisource Residential Corp.	1,355	$22,832

American Tower Corp.	4,541	423,630

AvalonBay Communities, Inc.	715	114,307

Boston Properties, Inc.	877	106,152

Equity Lifestyle Properties, Inc.	1,069	56,208

Essex Property Trust, Inc.	354	75,225

Federal Realty Investment Trust	403	51,620

Gaming and Leisure Properties, Inc. S	3,020	110,713

General Growth Properties	3,549	91,067

Pebblebrook Hotel Trust	599	25,685

Plum Creek Timber Co., Inc.	751	30,468

Prologis, Inc.	1,048	38,881

Public Storage	349	64,345

Seritage Growth Properties (Rights) †	546	1,758

Simon Property Group, Inc.	702	121,460

Urban Edge Properties	343	7,131

Ventas, Inc.	1,669	103,628

Vornado Realty Trust	517	49,079

		1,494,189
Real estate management and development (0.3%)
Marcus & Millichap, Inc. †	788	36,358

RE/MAX Holdings, Inc. Class A	4,143	147,118

		183,476
Road and rail (1.1%)
Canadian Pacific Railway, Ltd. (Canada)	285	45,641

Genesee & Wyoming, Inc. Class A †	1,104	84,103

Union Pacific Corp.	4,921	469,316

		599,060
Semiconductors and semiconductor equipment (4.0%)
Analog Devices, Inc.	3,966	254,558

Avago Technologies, Ltd.	2,249	298,960

Canadian Solar, Inc. (Canada) †	853	24,396

Cavium, Inc. †	1,368	94,132

Intel Corp.	9,499	288,912

Lam Research Corp.	2,436	198,169

Micron Technology, Inc. †	12,291	231,562

NXP Semiconductor NV †	1,924	188,937

ON Semiconductor Corp. †	12,818	149,842

Skyworks Solutions, Inc.	2,171	226,001

Texas Instruments, Inc.	2,543	130,990

		2,086,459
Software (3.6%)
Activision Blizzard, Inc.	4,047	97,978

Autodesk, Inc. †	3,330	166,750

Microsoft Corp.	20,438	902,338

Mobileye NV (Israel) †	337	17,918

Oracle Corp.	10,830	436,449

Salesforce.com, Inc. †	3,568	248,440

TiVo, Inc. †	2,310	23,423

		1,893,296
Specialty retail (3.0%)
Advance Auto Parts, Inc.	662	105,450

Bed Bath & Beyond, Inc. †	1,944	134,097

Five Below, Inc. †	4,808	190,060

Gap, Inc. (The)	3,211	122,564

GNC Holdings, Inc. Class A	553	24,597

Home Depot, Inc. (The)	3,571	396,845

Michaels Cos., Inc. (The) †	2,240	60,278

Office Depot, Inc. †	2,198	19,035

Sally Beauty Holdings, Inc. †	3,006	94,929

6 Putnam VT Research Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value

Specialty retail cont.
Tiffany & Co.	1,545	$141,831

TJX Cos., Inc. (The)	3,701	244,895

Ulta Salon, Cosmetics & Fragrance, Inc. †	136	21,005

		1,555,586
Technology hardware, storage, and peripherals (4.2%)
Apple, Inc.	17,126	2,148,033

SanDisk Corp.	1,181	68,758

		2,216,791
Textiles, apparel, and luxury goods (1.0%)
Hanesbrands, Inc.	4,213	140,377

NIKE, Inc. Class B	2,784	300,728

Tumi Holdings, Inc. † S	3,137	64,371

		505,476
Tobacco (1.3%)
Philip Morris International, Inc.	8,322	667,175

		667,175
Trading companies and distributors (0.2%)
HD Supply Holdings, Inc. †	2,829	99,524

		99,524
Water utilities (0.1%)
American Water Works Co., Inc.	1,553	75,522

		75,522

Total common stocks (cost $46,413,103)		$52,460,912

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $66) (Private) † ∆∆F	23	$59

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd.
(acquired 6/23/15,
cost $1,266) (Private) † ∆∆F	402	1,140

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd.
(acquired 6/23/15,
cost $2,973) (Private) † ∆∆F	584	2,675

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd.
(acquired 6/23/15,
cost $4,311) (Private) † ∆∆F	847	3,880

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd.
(acquired 6/23/15,
cost $2,416) (Private) † ∆∆F	440	2,174

Oportun Financial Corp. Ser. F, 8.00% cv. pfd.
(acquired 6/23/15,
cost $7,296) (Private) † ∆∆F	950	6,566

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd.
(acquired 6/23/15,
cost $20,463) (Private) † ∆∆F	7,180	18,417

Oportun Financial Corp. Ser. G, 8.00% cv. pfd.
(acquired 6/23/15,
cost $25,875) (Private) † ∆∆ F	9,079	23,288

Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15,
cost $39,489) (Private) † ∆∆F	13,869	35,540

United Technologies Corp. $3.75 cv. pfd.	676	38,735

Total convertible preferred stocks (cost $137,955)		$132,474

SHORT-TERM INVESTMENTS (1.7%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.24% [d]	Shares	623,425	$623,425

Putnam Short Term Investment Fund 0.10% L	Shares	256,648	256,648

U.S. Treasury Bills 0.40%, July 16, 2015		$5,000	5,000

U.S. Treasury Bills 0.02%, August 13, 2015		14,000	13,999

U.S. Treasury Bills 0.01%, August 20, 2015		9,000	9,000

Total short-term investments (cost $908,072)			$908,072

Total investments (cost $47,459,130)			$53,501,458

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
OTC	Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through June 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $52,728,263.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $143,006, or 0.3% of net assets.

## Forward commitment, in part or in entirety (Note 1).

###When-issued security (Note 1).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $154,240 to cover certain derivative contracts, when-issued securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Putnam VT Research Fund 7

FORWARD CURRENCY CONTRACTS at 6/30/15 (aggregate face value $5,963,174) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Canadian Dollar	Sell	7/15/15	$65,641	$78,590	$12,949

	Swiss Franc	Buy	9/16/15	143,531	142,081	1,450

Citibank, N.A.

	British Pound	Buy	9/16/15	155,783	151,199	4,584

	Euro	Sell	9/16/15	1,259,443	1,238,021	(21,422)

Credit Suisse International

	Canadian Dollar	Sell	7/15/15	124,878	123,197	(1,681)

	Euro	Buy	9/16/15	165,954	163,291	2,663

	Swiss Franc	Sell	9/16/15	112,208	111,060	(1,148)

Deutsche Bank AG

	British Pound	Buy	9/16/15	358,992	348,545	10,447

	Euro	Sell	9/16/15	142,964	140,637	(2,327)

HSBC Bank USA, National Association

	British Pound	Buy	9/16/15	24,027	23,319	708

	Canadian Dollar	Buy	7/15/15	164,343	162,217	2,126

	Euro	Sell	9/16/15	171,981	169,105	(2,876)

JPMorgan Chase Bank N.A.

	British Pound	Sell	9/16/15	1,246,735	1,210,755	(35,980)

	Canadian Dollar	Sell	7/15/15	655,612	646,968	(8,644)

	Euro	Buy	9/16/15	441,949	435,014	6,935

	Norwegian Krone	Sell	9/16/15	103,956	104,469	513

State Street Bank and Trust Co.

	Euro	Buy	9/16/15	218,854	215,207	3,647

	Israeli Shekel	Sell	7/15/15	141,157	138,611	(2,546)

WestPac Banking Corp.

	Canadian Dollar	Sell	7/15/15	192,841	190,242	(2,599)

	Euro	Sell	9/16/15	173,431	170,646	(2,785)

Total						$(35,986)

WHEN-ISSUED SECURITIES SOLD
at 6/30/15 (Unaudited)
COMMON STOCKS (—%)*	Shares	Value

Chemicals (—%)
Chemours Co. (The) † ###	670	$10,720

Total when-issued securities sold (proceeds receivable $11,973)		$10,720

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/15 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
units	156	$—	12/1/15	3 month USD-LIBOR-BBA minus	Russell 2000 Total Return	$(4,747)
				50 bp	Index

JPMorgan Chase Bank N.A.
baskets	1,601	—	7/16/15	(3 month USD-LIBOR-BBA plus	A basket (JPCMPTMD) of	17,113
				30 bp)	common stocks

Total		$—				$12,366

8 Putnam VT Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$7,519,173	$—	$27,467

Consumer staples	4,286,802	—	—

Energy	3,973,231	—	—

Financials	8,808,869	—	21,800

Health care	8,181,868	—	—

Industrials	5,064,942	—	—

Information technology	10,161,410	—	—

Materials	2,238,431	—	—

Telecommunication services	751,568	—	—

Utilities	1,425,351	—	—

Total common stocks	52,411,645	—	49,267

Convertible preferred stocks	—	38,735	93,739

Short-term investments	256,648	651,424	—

Totals by level	$52,668,293	$690,159	$143,006

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(35,986)	$—

When-issued securities sold	(10,720)	—	—

Total return swap contracts	—	12,366	—

Totals by level	$(10,720)	$(23,620)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of assets and liabilities
6/30/15 (Unaudited)

Assets

Investment in securities, at value, including $603,880 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $46,579,057)	$52,621,385

Affiliated issuers (identified cost $880,073) (Notes 1 and 5)	880,073

Cash	96,569

Dividends, interest and other receivables	121,797

Receivable for investments sold	564,246

Unrealized appreciation on forward currency contracts (Note 1)	46,022

Unrealized appreciation on OTC swap contracts (Note 1)	17,113

Total assets	54,347,205

Liabilities

Payable for investments purchased	622,353

Payable for purchases of delayed delivery securities (Note 1)	28,811

Payable for shares of the fund repurchased	108,379

Payable for compensation of Manager (Note 2)	24,327

Payable for custodian fees (Note 2)	11,248

Payable for investor servicing fees (Note 2)	5,747

Payable for Trustee compensation and expenses (Note 2)	63,267

Payable for administrative services (Note 2)	166

Payable for distribution fees (Note 2)	6,258

Unrealized depreciation on OTC swap contracts (Note 1)	4,747

Unrealized depreciation on forward currency contracts (Note 1)	82,008

When-issued securities sold, at value (proceeds receivable $11,973) (Note 1)	10,720

Collateral on securities loaned, at value (Note 1)	623,425

Other accrued expenses	27,486

Total liabilities	1,618,942

Net assets	$52,728,263

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$58,854,585

Undistributed net investment income (Note 1)	119,182

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(12,265,448)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,019,944

Total — Representing net assets applicable to capital shares outstanding	$52,728,263

Computation of net asset value Class IA

Net assets	$23,060,190

Number of shares outstanding	1,104,063

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.89

Computation of net asset value Class IB

Net assets	$29,668,073

Number of shares outstanding	1,421,766

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.87

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Statement of operations
Six months ended 6/30/15 (Unaudited)

Investment income

Dividends (net of foreign tax of $4,234)	$461,457

Interest (including interest income of $148 from investments in affiliated issuers) (Note 5)	345

Securities lending (Note 1)	6,631

Total investment income	468,433

Expenses

Compensation of Manager (Note 2)	148,889

Investor servicing fees (Note 2)	19,215

Custodian fees (Note 2)	16,056

Trustee compensation and expenses (Note 2)	1,628

Distribution fees (Note 2)	38,395

Administrative services (Note 2)	548

Auditing and tax fees	16,730

Other	15,866

Total expenses	257,327

Expense reduction (Note 2)	(2,272)

Net expenses	255,055

Net investment income	213,378

Net realized gain on investments (Notes 1 and 3)	3,749,791

Net realized loss on swap contracts (Note 1)	(57,843)

Net realized loss on futures contracts (Note 1)	(14,327)

Net realized gain on foreign currency transactions (Note 1)	244,223

Net realized gain on written options (Notes 1 and 3)	2,785

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(100,419)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options and when-issued securities during the period	(2,876,526)

Net gain on investments	947,684

Net increase in net assets resulting from operations	$1,161,062

Statement of changes in net assets
	Six months ended	Year ended
	6/30/15*	12/31/14

Decrease in net assets

Operations:

Net investment income	$213,378	$544,230

Net realized gain on investments and foreign currency transactions	3,924,629	10,301,821

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,976,945)	(3,077,530)

Net increase in net assets resulting from operations	1,161,062	7,768,521

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(354,687)	(255,742)

Class IB	(382,705)	(261,979)

Decrease from capital share transactions (Note 4)	(3,426,060)	(9,829,094)

Total decrease in net assets	(3,002,390)	(2,578,294)

Net assets:

Beginning of period	55,730,653	58,308,947

End of period (including undistributed net investment income of $119,182 and $643,196, respectively)	$52,728,263	$55,730,653

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Financial highlights (For a common share outstanding throughout the period)
					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/15†	$20.76	.10	.35	.45	(.32)	(.32)	$20.89	2.13*	$23,060	.40 *	.46*	53*

12/31/14	18.22	.21	2.53	2.74	(.20)	(.20)	20.76	15.17	24,359.83		1.11	94

12/31/13	13.83	.17	4.43	4.60	(.21)	(.21)	18.22	33.60	25,321.82		1.08	90

12/31/12	11.84	.19	1.97	2.16	(.17)	(.17)	13.83	18.28	23,099.85		1.42	89

12/31/11	12.13	.13	(.29)	(.16)	(.13)	(.13)	11.84	(1.41)	22,578.83		1.10	98

12/31/10	10.53	.10	1.64	1.74	(.14)	(.14)	12.13	16.61	26,891.81		.97	100

Class IB

6/30/15†	$20.71	.07	.35	.42	(.26)	(.26)	$20.87	2.02*	$29,668	.52*	.33*	53*

12/31/14	18.18	.17	2.51	2.68	(.15)	(.15)	20.71	14.86	31,372	1.08	.87	94

12/31/13	13.79	.13	4.43	4.56	(.17)	(.17)	18.18	33.36	32,988	1.07	.83	90

12/31/12	11.81	.15	1.96	2.11	(.13)	(.13)	13.79	17.92	30,009	1.10	1.16	89

12/31/11	12.11	.10	(.30)	(.20)	(.10)	(.10)	11.81	(1.75)	32,108	1.08	.85	98

12/31/10	10.51	.08	1.63	1.71	(.11)	(.11)	12.11	16.38	41,053	1.06	.72	100

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Research Fund

Notes to financial statements 6/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through June 30, 2015.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a when-issued, forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the

Putnam VT Research Fund 13

securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign currency risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $47,240 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

14 Putnam VT Research Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $623,425 and the value of securities loaned amounted to $603,880.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $15,996,889 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$4,055,031	N/A	$4,055,031	12/31/16

11,941,858	N/A	11,941,858	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $47,651,730, resulting in gross unrealized appreciation and depreciation of $8,064,597 and $2,214,869, respectively, or net unrealized appreciation of $5,849,728.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 45.9% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their

Putnam VT Research Fund 15

staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$8,377
Class IB	10,838

Total	$19,215

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $2,272 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $32, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$38,395

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$28,471,419	$31,413,935

U.S. government securities (Long-term)	—	—

When-issued securities sold	—	11,973

Total	$28,471,419	$31,425,908

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at
the beginning of the reporting period	$6,534	$2,803

Options opened	1,769	301

Options exercised	—	—

Options expired	(6,534)	(2,803)

Options closed	(1,769)	(301)

Written options outstanding at
the end of the reporting period	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/15		Year ended 12/31/14		Six months ended 6/30/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	11,207	$236,031	63,976	$1,233,621	8,244	$173,166	22,684	$454,079

Shares issued in connection with
reinvestment of distributions	16,874	354,687	13,929	255,742	18,207	382,705	14,277	261,979

	28,081	590,718	77,905	1,489,363	26,451	555,871	36,961	716,058

Shares repurchased	(97,567)	(2,053,863)	(294,358)	(5,594,514)	(119,463)	(2,518,786)	(337,135)	(6,440,001)

Net decrease	(69,486)	$(1,463,145)	(216,453)	$(4,105,151)	(93,012)	$(1,962,915)	(300,174)	$(5,723,943)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$865,334	$5,914,809	$6,523,495	$148	$256,648

Total	$865,334	$5,914,809	$6,523,495	$148	$256,648

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

16 Putnam VT Research Fund

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$900

Written equity option contracts (contract amount) (Note 3)	$900

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$6,300,000

OTC total return swap contracts (notional)	$1,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$46,022	Payables	$82,008

Equity contracts	Receivables	17,113	Payables	4,747

Total		$63,135		$86,755

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$244,279	$—	$244,279

Equity contracts	(10,736)	(14,327)	—	(57,843)	$(82,906)

Total	$(10,736)	$(14,327)	$244,279	$(57,843)	$161,373

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(100,402)	$—	$(100,402)

Equity contracts	2,915	(590)	—	43,042	$45,367

Total	$2,915	$(590)	$(100,402)	$43,042	$(55,035)

Putnam VT Research Fund 17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$17,113	$—	$—	$17,113

Forward currency contracts#	14,399	4,584	2,663	10,447	—	2,834	7,448	3,647	—	46,022

Total Assets	$14,399	$4,584	$2,663	$10,447	$—	$2,834	$24,561	$3,647	$—	$63,135

Liabilities:

OTC Total return swap contracts*#	$—	$—	$—	$—	$4,747	$—	$—	$—	$—	$4,747

Forward currency contracts#	—	21,422	2,829	2,327	—	2,876	44,624	2,546	5,384	82,008

Total Liabilities	$—	$21,422	$2,829	$2,327	$4,747	$2,876	$44,624	$2,546	$5,384	$86,755

Total Financial and Derivative Net Assets	$14,399	$(16,838)	$(166)	$8,120	$(4,747)	$(42)	$(20,063)	$1,101	$(5,384)	$(23,620)

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$14,399	$(16,838)	$(166)	$8,120	$(4,747)	$(42)	$(20,063)	$1,101	$(5,384)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

18 Putnam VT Research Fund	Putnam VT Research Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations.

20 Putnam VT Research Fund

These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile

Putnam VT Research Fund 21

representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

For each of the one-year, three-year and five-year periods ended December 31, 2014, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 210, 192 and 175 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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Putnam VT Research Fund 23

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24 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund 25

This report has been prepared for the shareholders		H520
of Putnam VT Research Fund.	VTSA067 295648	8/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2015